                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1566
                                     DATED: AUGUST 26, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                Fed Funds (Prior Day H.15)


INDEX MATURITY:           One Day


TRADE DATE:               August 26, 1997


SETTLEMENT DATE:          September 2, 1997


MATURITY DATE:            September 5, 2000


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.275%
                          (Plus twenty-seven and one-half bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Daily


INTEREST PAYMENT DATES:   The 5th of March, June, September, and December, commencing December 5,
                          1997 through Maturity Date; subject to modified following business day convention.


INITIAL INTEREST RATE:    TBD


FORM:                     Book-entry

